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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 22, 1996 appearing on page F-2 relating to the financial statements of Eagle USA Airfreight, Inc. which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP

Houston, Texas

February 11, 1997